UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21652
                                                     ---------

                     Fiduciary/Claymore MLP Opportunity Fund
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               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                      Date of fiscal year end: November 30
                                               -----------

                     Date of reporting period: May 31, 2009
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:



  SEMIANNUAL
      REPORT                                        FIDUCIARY/CLAYMORE |
May 31, 2009                                      MLP OPPORTUNITY FUND | FMO
 (Unaudited)

                              [PHOTO OF PIPE LINE]

                 [LOGO OF FAMCO]                  [LOGO OF CLAYMORE]
          FIDUCIARY ASSET MANAGEMENT              CLAYMORE(SM)

                                                            WWW.CLAYMORE.COM/FMO

                                                 ...YOUR PIPELINE TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                         FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

FMO    | Fiduciary
LISTED | Claymore
NYSE   | MLP Opportunity
         Fund

                 [LOGO OF FAMCO]                  [LOGO OF CLAYMORE]
          FIDUCIARY ASSET MANAGEMENT              CLAYMORE(SM)

There can be no assurance the fund will achive its investment objective. The value of the fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a dicount to their net asset value.

             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/FMO, you will find:

o Daily, weekly and monthly data on share prices, distributions, dividends and more

o     Portfolio overviews and performance analyses

o     Announcements, press releases and special notices

o     Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dear SHAREHOLDER |

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the "Fund"). This report covers the Fund's performance for the semiannual period ended May 31, 2009.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Fiduciary Asset Management, LLC ("FAMCO"), the Fund's sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund's managed assets in master limited partnership ("MLP") entities, which can provide shareholders with attractive tax-deferred income.

FAMCO manages a wide range of institutional products with managed or supervised assets of approximately $12.4 billion as of May 31, 2009.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended May 31, 2009, the Fund provided a total return based on market price of 37.29% and a return of 15.38% based on NAV. As of May 31, 2009, the Fund's closing market price of $14.81 represented a premium of 12.71% to the Fund's NAV of $13.14.As of November 28, 2008, the Fund's closing market price of $11.42 represented a discount of 5.54% to the Fund's NAV of $12.09. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV.

During the six-month period ended May 31, 2009, the Fund paid quarterly distributions of $0.37185 per share on January 30, 2009 and April 30, 2009. Beginning with the July 2009 distribution, the quarterly distribution has been reduced by $0.03685 to $0.335.This reduced quarterly distribution level represents an annualized distribution rate of 9.05%, based on the Fund's last closing market price of $14.81 as of May 31, 2009.

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to common shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional common shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 25 of the Fund's semian-

                                            Semiannual Report | May 31, 2009 | 3

FMO | Fiduciary/Claymore MLP Opportunity Fund | DEAR SHAREHOLDER continued

nual report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the Plan reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You'll find information on FAMCO's investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's web site at www.claymore.com/fmo.

Sincerely,

/S/ J.Thomas Futrell
J.Thomas Futrell
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

4 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

QUESTIONS & ANSWERS |

The Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is managed by Fiduciary Asset Management, LLC. ("FAMCO"). In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund's performance for the semiannual period ended May 31, 2009.

--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND INVESTMENT STRATEGY?

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value ("NAV") of the Fund's common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, in a typical year a significant portion of the Fund's income will be tax-deferred, which may allow distributions by the Fund to its shareholders to include high levels of tax-deferred income.

Under normal market conditions, at least 80% of the Fund's managed assets are invested in MLP entities, and at least 65% of managed assets in equity securities of MLP entities. It is anticipated that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors of the economy. MLP entities include affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in the aforementioned sectors. FAMCO may employ an option strategy of writing (selling) covered call options on securities, which may include MLPs held in the Fund's portfolio, in order to generate current income and gains. Up to 40% of the Fund's managed assets may be invested in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, but no more than 20% of its managed assets will be invested in restricted securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade.

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HOW WOULD YOU DESCRIBE THE MASTER LIMITED PARTNERSHIP MARKET OVER THE LAST SIX
MONTHS?

At the time of the Fund's last annual report, dated November 30, 2008, conditions in the MLP market were extremely challenging. Capital markets were essentially frozen, and that made it extremely difficult for MLPs to obtain new capital. Because MLPs pay out most of their cash each year as distributions to shareholders, they need to be able to tap the capital markets on a continuing basis to finance growth. With the ability to issue new equity or obtain new debt almost non-existent, balance sheets of many MLP entities deteriorated and prospects for near-term growth in earnings and distributions were dim.

Like other equity securities, equity securities of MLPs had dropped sharply because of a combination of risk aversion and an expected impairment of earnings streams and cash flows caused by current economic conditions. Forced selling by institutional investors in need of reducing leverage or by investors who wanted to take advantage of tax losses put further pressure on prices of MLPs.

Fortunately, conditions in the MLP market have improved substantially over the last six months, as forced selling abated and capital markets in general improved. FAMCO stated in the Fund's last annual report that they were optimistic about the prospects for improvement in the market for MLPs. In fact, the recovery in the MLP market has been more rapid and stronger than they had expected. Using the Alerian MLP Index1 (the "Index") as a benchmark for the industry, the total return for the six-month period ended May 31, 2009, was 29.96%.This unusually high return made MLPs one of the best performing asset classes over the six-month period.

----------
(1) The Alerian MLP Index measures the composite performance of the 50 most prominent energy MLPs, and is calculated by Standard & Poor's using a float-adjusted, capitalization-weighted methodology. An index is unmanaged and it is not possible to invest directly in an index.

                                            Semiannual Report | May 31, 2009 | 5

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All Fund returns cited--whether based on NAV or market price--assume the reinvestment of all distributions. For the six-month period ended May 31, 2009, the Fund provided a total return based on market price of 37.29% and a return of 15.38% based on NAV. Past performance is not a guarantee of future results.

The market value of the shares of closed-end funds fluctuates from time to time, and a fund's market value may be higher or lower than its net asset value. The closing price of the Fund's shares as of May 31, 2009, was $14.81, representing a 12.71% premium to the NAV of $13.14. On November 30, 2008, the Fund's market price closed at $11.42, which represented a discount of 5.54% to the NAV of $12.09.At its inception in December 2004, the Fund's NAV was $19.10.

Please keep in mind that the Fund is a taxable entity--meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. The intent of this process is to ensure the Fund's NAV reflects the net after-tax value of the Fund's portfolio. As of May 31, 2009, the Fund's NAV included a net deferred tax liability of $0.4 million, or $0.02 per share.

--------------------------------------------------------------------------------
PLEASE EXPLAIN THE MAJOR FACTORS THAT AFFECTED THE FUND'S PERFORMANCE.

FAMCO is pleased that the Fund had strongly positive returns for the six months ended May 31, 2009, a period for which MLPs were among the few asset classes with positive returns. The publicly traded portion of the portfolio, on an unlevered basis, had a return of approximately 34% for the six months ended May 31, 2009, actually exceeding return of the Index. However, the Fund's NAV return for the period trailed the Index for two main reasons.

The major reason for the Fund's underperformance relative to the Index was a change in the Fund's leverage facility effective September 2008. The new facility is a prime brokerage account renewable on a daily basis with a 180-day cancellation period. Declines in market values of some of the Fund's holdings, along with regulatory requirements and restrictions of the new leverage facility, made it necessary to reduce leverage. The reduction in leverage at a time when markets were highly illiquid meant that it was necessary to sell some securities, particularly some of the less liquid mid-size MLPs in the portfolio, at prices below what FAMCO considered to be their intrinsic value. Selling securities to reduce leverage also meant that the Fund carried a higher than usual cash balance over the last six months. As the MLP market improved dramatically in the first few months of 2009, the Fund's reduced leverage and increased cash balance penalized performance relative to the Index and to other similar funds.

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. As of May 31, 2009, the Fund's leverage was 27.8% of managed assets. The Fund also held excess cash that is available to pay down debt, should FAMCO decide to do so.

The second factor affecting the Fund's performance was the negative performance of two private MLPs, Clearwater Natural Resources, L.P. (0.1% of the Fund's long-term investments as of May 31, 2009) and Abraxas Energy Partners, L.P. (1.2% of the Fund's long-term investments as of May 31, 2009). Clearwater filed for bankruptcy protection near the end of 2008.Although the company has some valuable assets, it now seems unlikely that equity holders will realize any value, as the assets may be sold to pay off the company's debt. Abraxas is a coal company that we believe has considerable value, but its recent results have suffered from declining coal prices. We are currently carrying this asset on the Fund's books at a value that we believe fully reflects the present difficult market conditions.

FAMCO generally allocated approximately 10% of the Fund's portfolio to the private market, and these investments have proven to be very disappointing. Private assets in general have performed very poorly over the past few months because there is essentially no IPO (initial public offering) market; this means that the opportunity to realize value by selling shares publicly is almost nonexistent. There have been no buyers for private assets except at very distressed prices. In addition, in a very tight credit market, small private companies don't have access to the outside capital they need to generate growth and fund ongoing operations.

6 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued

Lenders are protecting their collateral by forcing management to take actions that may not be in the best long-term interest of the business. So private entities, particularly those in the coal and energy production area such as the ones owned by the Fund, have performed very poorly.

A further cause of the underperformance relative to the Index was its status as a taxable entity, which means that the Fund's NAV reflects the after-tax value of the portfolio as of May 31, 2009. Since the Index does not incorporate any tax considerations, the taxation at the Fund level also detracted from the Fund's performance relative to the Index during the six months ended May 31, 2009.

--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS.

The Fund paid quarterly distributions of $0.37185 per share on January 30, 2009 and April 30, 2009, maintaining the rate established with the October 2008 distribution. Beginning with the July 2009 distribution, the quarterly distribution rate has been reduced by $0.03685 to $0.335.

--------------------------------------------------------------------------------
HOW IS THE FUND POSITIONED IN TERMS OF MARKET CAPITALIZATION AND INDUSTRY
SECTORS?

This Fund's portfolio has generally had a slightly smaller capitalization than the Index or most competing funds. The Fund is therefore not as concentrated in middle market names as in the past, and this change detracted from performance over the last six months, as middle market MLPs have performed quite well. Within the middle market category, FAMCO's focus is on companies with a history of stable cash flows; these holdings provide a good offset to some of the other smaller capitalization companies in the portfolio that have more sensitivity to commodity prices. Positions that contributed to the Fund's return over the last six months include Inergy Holdings L.P. (8.2% of the Fund's long-term investments as of May 31, 2009), DCP Midstream Partners, L.P. (3.4% of the Fund's long-term investments as of May 31, 2009), Energy Transfer Equity, L.P. (8.3% of the Fund's long-term investments as of May 31, 2009) and Magellan Midstream Holdings, L.P. (5.8% of the Fund's long-term investments as of May 31,
2009).

The Fund continues to be concentrated in the two largest sectors of the MLP market, which are midstream gas and midstream oil; these two sectors together represent approximately 85% of the Index. As of May 31, 2009, midstream oil represented 40.0% of the Fund's portfolio and midstream gas represented 42.6%.Within the midstream oil & gas sector, the Fund is focused on federally regulated long haul pipelines. This is a business with stable cash flow and a low-risk business model; they believe there is great long-term value in many of these companies.

At the same time, FAMCO maintained exposure to upstream names, such as those that are at the wellhead gathering natural gas; an example would be DCP Midstream Partners. These companies, which are subject to more commodity price exposure and more volatile cash flows, were generally very weak in 2008, but recovered strongly in the last few months.

--------------------------------------------------------------------------------
WHAT IS YOUR CURRENT OUTLOOK FOR THE MLP MARKET?

FAMCO was pleased with the rapidity and extent of the recovery in the MLP market, and they continue to find many reasons to be optimistic. Conditions have improved throughout the capital markets, supporting balance sheets and healing some of the wounds from last year. FAMCO believes that the long-term outlook for MLPs is positive, as they believe that an improving economy will stimulate energy demand, resulting in improving cash flow and earnings for energy-related MLPs. Near-term, FAMCO remains somewhat cautious, as they look for further improvement in capital markets as a whole, more certainty in credit markets, and the resumption of a more normal level of economic activity.

Over the long term, FAMCO believes that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than other income-oriented investments such as bonds, utility stocks or real estate investment trusts. MLPs also have a reasonable level of growth potential and tax deferral features.

                                            Semiannual Report | May 31, 2009 | 7

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued

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RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncer-tainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

RISKS OF INVESTING IN MLP UNITS. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

TAX RISKS OF INVESTING IN EQUITY SECURITIES OF MLPS. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S.federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

Because of the Fund's concentration in MLPs, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986,as amended. Instead,the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

EQUITY SECURITIES RISK. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

CONCENTRATION RISK. Because the Fund will invest in MLP entities, a substantial portion of which are expected to be engaged primarily in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

CASH FLOW RISK. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's oper-ations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

SMALL CAPITALIZATION RISK. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks.

RESTRICTED SECURITIES RISKS. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities"refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale.Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

LOWER GRADE SECURITIES RISK. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as "junk bonds. "Investment in securities of below-investment grade quality involves substantial risk of loss.

FOREIGN SECURITIES RISK. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

8 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued

RISKS OF LEVERAGE. The Fund's use of leverage creates special risks that may adversely affect the return for the holders of common shares, including:greater volatility of the net asset value and market price of the Fund's common shares; fluctuations in the interest rates on forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund's common shares, may reduce the Fund's total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund's potential leverage strategy will be successful. Because the fees received by Claymore Advisors, LLC and Fiduciary Asset Management, LLC are based on the managed assets of the Fund (including the proceeds of any leverage), the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

NON-DIVERSIFIED STATUS RISK. The Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

In addition to the risks described above, the Fund is also subject to:Affiliated Party Risk, Energy Sector Risks, Other Sector Risks, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Other Investment Companies Risk, Royalty Trust Risk, Management Risk, and Current Developments Risk. Please see www.claymore.com/fmo for a more detailed discussion about Fund risks and considerations.

                                            Semiannual Report | May 31, 2009 | 9

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund SUMMARY | AS OF MAY 31, 2009 (unaudited)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                       $       14.81
Common Share Net Asset Value                                      $       13.14
Premium/(Discount) to NAV                                                 12.71%
Net Assets ($000)                                                 $     242,156
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 12/28/04)                                     MARKET             NAV
--------------------------------------------------------------------------------
Six Months                                                37.29%          15.38%
One Year                                                 -27.96%         -33.49%
Three Year (annualized)                                    0.29%          -7.46%
Since Inception (annualized)                              -0.01%          -1.75%
--------------------------------------------------------------------------------

                                                                 % OF LONG-TERM
TOP SECTORS                                                         INVESTMENTS
--------------------------------------------------------------------------------
Midstream Gas Infrastructure                                               42.6%
Midstream Oil Infrastructure                                               40.0%
Propane                                                                     8.8%
Oil and Gas Production                                                      4.4%
Coal                                                                        3.4%
Consumer Discretionary                                                      0.8%
--------------------------------------------------------------------------------

                                                                 % OF LONG-TERM
TOP TEN ISSUERS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Enterprise Products Partners, L.P.                                          8.5%
Energy Transfer Equity L.P.                                                 8.3%
Inergy Holdings, L.P.                                                       8.2%
Kinder Morgan Management, L.L.C.                                            7.8%
Plains All American Pipeline, L.P.                                          7.5%
Enbridge Energy Partners, L.P.                                              6.1%
Magellan Midstream Holdings L.P.                                            5.8%
ONEOK Partners L.P.                                                         5.1%
Copano Energy, L.L.C.                                                       4.4%
TEPPCO Partners, L.P.                                                       4.2%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

SHARE PRICE & NAV PERFORMANCE

                                  [LINE CHART]

                                                    Share price              NAV
--------------------------------------------------------------------------------
5/31/06                                             $     18.31      $     20.66
                                                          18.5             20.71
                                                          18.73            20.71
                                                          18.71            20.71
                                                          18.59            20.71
                                                          18.54            20.71
                                                          18.31            20.46
                                                          18.3             20.46
                                                          18.19            20.46
                                                          17.86            20.46
                                                          17.9             20.46
                                                          18               20.22
                                                          18.43            20.22
                                                          18.26            20.22
                                                          18.21            20.22
                                                          18.28            20.22
                                                          18.25            20.34
                                                          18.1             20.34
                                                          18.16            20.34
                                                          18.28            20.34
                                                          18.35            20.34
                                                          18.22            20.42
                                                          18.17            20.48
                                                          18.28            20.48
                                                          18.34            20.48
                                                          18.48            20.53
                                                          18.53            20.53
                                                          18.51            20.53
                                                          18.59            20.53
                                                          18.29            20.53
                                                          18.24            20.16
                                                          18.31            20.16
                                                          18.26            20.16
                                                          18.35            20.16
                                                          18.29            20.16
                                                          18.3             20.28
                                                          18.2             20.28
                                                          18.25            20.28
                                                          18.39            20.28
                                                          18.55            20.28
                                                          18.53            20.52
                                                          18.72            20.52
                                                          18.9             20.69
                                                          19.06            20.69
                                                          19.19            20.69
                                                          19.3             21.02
                                                          19.39            21.02
                                                          19.3             21.02
                                                          19.01            21.02
                                                          18.97            21.02
                                                          19.02            20.87
                                                          19.15            20.87
                                                          19.3             20.87
                                                          19.4             20.87
                                                          19.2             20.87
                                                          19.28            20.94
                                                          19.44            20.94
                                                          19.48            20.94
                                                          19.44            20.94
                                                          19.38            20.94
                                                          19.51            21.08
                                                          19.45            21.08
                                                          19.35            21.08
                                                          19.38            21.08
                                                          19.45            21.08
                                                          19.41            21.19
                                                          19.6             21.19
                                                          19.31            21.19
                                                          19.23            21.19
                                                          19.27            20.95
                                                          19.18            20.95
                                                          19.36            20.95
                                                          19.22            20.95
                                                          19.51            20.95
                                                          19.48            20.86
                                                          19.38            20.86
                                                          19.44            20.86
                                                          19.3             20.86
                                                          19.23            20.86
                                                          19.25            20.72
                                                          19.4             20.72
                                                          19.08            20.72
                                                          19.22            20.72
                                                          19.23            20.72
                                                          19.05            20.91
                                                          19.4             20.96
                                                          19.48            20.96
                                                          19.27            20.96
                                                          19.11            20.96
                                                          19.47            20.98
                                                          19.48            20.98
                                                          19.52            20.98
                                                          19.59            20.98
                                                          19.25            20.98
                                                          19.33            20.78
                                                          19.04            20.78
                                                          19.08            20.78
                                                          19.14            20.78
                                                          19.32            20.78
                                                          19.53            21.3
                                                          19.63            21.3
                                                          19.55            21.3
                                                          19.5             21.3
                                                          19.49            21.3
                                                          19.75            21.6
                                                          19.93            21.6
                                                          19.67            21.6
                                                          19.81            21.66
                                                          20.01            21.66
                                                          20.02            21.64
                                                          20.09            21.64
                                                          20.15            21.64
                                                          19.94            21.64
                                                          20.11            21.64
                                                          20.31            22.04
                                                          20.35            22.04
                                                          20.43            22.04
                                                          20.52            22.04
                                                          20.48            22.04
                                                          20.08            22.21
                                                          21.25            22.21
                                                          22.16            22.21
                                                          21.9             22.21
                                                          22.09            22.39
                                                          22.02            22.39
                                                          21.58            22.39
                                                          21.41            22.39
                                                          21.86            22.39
                                                          21.87            22.49
                                                          22.3             22.49
                                                          22.42            22.49
                                                          22.36            22.49
                                                          23.35            22.49
                                                          22.91            22.63
                                                          23.05            22.63
                                                          23.29            22.63
                                                          23.2             22.63
                                                          22.9             22.63
                                                          22.76            22.73
                                                          22.76            22.73
                                                          22               22.73
                                                          21.9             22.73
                                                          22.22            22.73
                                                          22.12            22.52
                                                          22.03            22.52
                                                          22.12            22.52
                                                          22.38            22.52
                                                          22.79            22.7
                                                          22.7             22.65
                                                          22.2             22.65
                                                          22.41            22.5
                                                          22.31            22.5
                                                          22.61            22.5
                                                          22.79            22.5
                                                          21.91            22.5
                                                          21.95            22.15
                                                          21.67            22.15
                                                          21.28            22.15
                                                          21.81            22.15
                                                          21.97            22.37
                                                          22               22.37
                                                          21.79            22.37
                                                          21.6             22.37
                                                          22.14            22.37
                                                          21.69            22.84
                                                          21.93            22.84
                                                          22.06            22.84
                                                          22.78            22.84
                                                          23.05            23.31
                                                          23.45            23.39
                                                          23.45            23.39
                                                          23.21            23.39
                                                          23               23.39
                                                          22.43            23.39
                                                          22.58            23.67
                                                          22.74            23.67
                                                          22.75            23.67
                                                          22.69            23.67
                                                          22.82            23.67
                                                          23.3             23.7
                                                          23.02            23.7
                                                          22.89            23.7
                                                          23.35            23.7
                                                          23.81            23.87
                                                          23.35            23.87
                                                          23.34            23.87
                                                          23.3             23.87
                                                          23.46            23.89
                                                          23.3             24.04
                                                          23.42            24.04
                                                          23.52            24.04
                                                          23.57            24.04
                                                          23.23            24.04
                                                          23.4             24.05
                                                          23.47            24.05
                                                          23.44            24.05
                                                          23.5             24.05
                                                          23.45            24.05
                                                          23.62            24.38
                                                          23.65            24.38
                                                          23.72            24.38
                                                          24.12            24.38
                                                          24.24            24.38
                                                          24.53            24.81
                                                          24.86            24.81
                                                          24.75            24.81
                                                          24.32            24.81
                                                          24.11            24.81
                                                          23.9             24.98
                                                          24.33            24.95
                                                          24.55            24.95
                                                          24.69            24.95
                                                          24.5             24.95
                                                          24.91            25.31
                                                          25.01            25.31
                                                          25.1             25.31
                                                          24.7             25.31
                                                          24.5             25.08
                                                          24.69            25.08
                                                          24.52            25.08
                                                          24.65            25.08
                                                          24.96            25.08
                                                          24.83            25.5
                                                          24.68            25.5
                                                          24.95            25.5
                                                          24.8             25.5
                                                          24.74            25.5
                                                          24.79            26.16
                                                          24.88            26.16
                                                          24.92            26.07
                                                          24.97            26.07
                                                          25.14            26.07
                                                          25.31            25.96
                                                          25.4             25.96
                                                          25.24            25.96
                                                          25.35            25.96
                                                          25.59            25.96
                                                          25.4             26.53
                                                          25.82            26.53
                                                          25.79            26.53
                                                          25.71            26.53
                                                          25.1             26.53
                                                          24.75            26.18
                                                          24.73            26.18
                                                          24.83            26.18
                                                          25.29            26.18
                                                          25.31            26.18
                                                          24.19            25.74
                                                          23.89            25.74
                                                          24.39            25.74
                                                          24.6             25.74
                                                          25               26.27
                                                          25.15            26.27
                                                          25.54            26.27
                                                          25.55            26.27
                                                          25.12            26.27
                                                          24.5             25.91
                                                          24.42            25.91
                                                          24.45            25.91
                                                          24.01            25.91
                                                          24.18            25.91
                                                          24.75            25.99
                                                          25.44            25.99
                                                          25.15            25.99
                                                          24.98            25.99
                                                          24.79            25.99
                                                          24.86            26.29
                                                          24.91            26.29
                                                          24.83            26.29
                                                          24.81            26.29
                                                          24.56            26.29
                                                          24.73            26.32
                                                          24.36            26.48
                                                          24.6             26.48
                                                          24.67            26.48
                                                          24.9             26.77
                                                          24.95            26.77
                                                          25.32            26.77
                                                          25.21            26.77
                                                          25.09            26.77
                                                          25.41            26.77
                                                          25               26.77
                                                          24.84            26.77
                                                          24.7             26.77
                                                          24.59            26.77
                                                          24.78            26.95
                                                          24.51            26.95
                                                          24.78            26.95
                                                          24.35            26.95
                                                          24.33            26.95
                                                          23.48            26.2
                                                          23.28            26.2
                                                          23.18            26.2
                                                          23.46            25.9
                                                          23.02            25.9
                                                          22               24.87
                                                          21.96            24.87
                                                          21.1             24.87
                                                          22.45            24.87
                                                          23               24.87
                                                          22.41            23.83
                                                          21.93            23.83
                                                          22.26            23.83
                                                          21.83            23.83
                                                          21.37            23.83
                                                          20.35            23
                                                          21.25            23
                                                          21.5             23
                                                          21.75            23
                                                          22.15            23
                                                          22.43            24.13
                                                          22.99            24.13
                                                          22.78            24.13
                                                          22.3             24.13
                                                          22.53            24.13
                                                          22.4             23.87
                                                          23.06            24.03
                                                          23.21            24.03
                                                          23.5             24.03
                                                          23.5             24.14
                                                          22.98            24.14
                                                          22.5             24.14
                                                          22.46            24.14
                                                          22.28            24.14
                                                          22.51            23.51
                                                          22.74            23.51
                                                          22.57            23.51
                                                          23.04            23.51
                                                          23.19            23.51
                                                          22.64            23.93
                                                          22.68            23.93
                                                          23.06            23.93
                                                          23.15            23.93
                                                          22.95            23.93
                                                          22.7             23.08
                                                          22.86            23.12
                                                          22.6             23.12
                                                          22.45            23.12
                                                          21.9             23.12
                                                          22.1             22.84
                                                          22.5             22.84
                                                          22.77            22.84
                                                          23.23            22.84
                                                          23.6             22.84
                                                          23.25            23.56
                                                          23.16            23.56
                                                          23.2             23.56
                                                          23.06            23.56
                                                          22.94            23.56
                                                          22.8             23.6
                                                          22.35            23.6
                                                          22.3             23.6
                                                          22.45            23.6
                                                          22.3             23.6
                                                          22.43            23.6
                                                          22.88            23.6
                                                          23.65            23.6
                                                          23.74            23.6
                                                          23.84            24.04
                                                          23.74            23.95
                                                          23.68            23.95
                                                          23.84            23.95
                                                          23.76            23.95
                                                          23.79            23.95
                                                          23.6             23.3
                                                          23.58            23.3
                                                          22.75            23.3
                                                          22.88            23.3
                                                          23               23.3
                                                          22.9             22.92
                                                          22.5             22.92
                                                          21.7             22.92
                                                          21.31            22.92
                                                          20.85            22.43
                                                          20.91            22.43
                                                          21.05            22.43
                                                          20.95            22.43
                                                          22.72            22.43
                                                          22.68            22.75
                                                          22.66            23.11
                                                          22.6             23.11
                                                          22.35            23.11
                                                          22               23.11
                                                          22.44            22.58
                                                          22.16            22.58
                                                          21.99            22.58
                                                          21.79            22.58
                                                          21.58            22.58
                                                          21.3             22.44
                                                          21.58            22.44
                                                          21.19            22.44
                                                          21.08            22.44
                                                          20.89            22.44
                                                          20.59            22.14
                                                          20.79            22.14
                                                          20.33            22.14
                                                          20.2             22.14
                                                          20.18            23.17
                                                          20.8             23.17
                                                          20.88            23.11
                                                          21.46            23.11
                                                          22.37            23.17
                                                          22.35            23.17
                                                          22.17            23.17
                                                          21.8             23.17
                                                          22.25            23.17
                                                          22.42            22.86
                                                          22.18            22.86
                                                          21.75            22.86
                                                          21.92            22.86
                                                          22.11            22.86
                                                          22.11            21.99
                                                          21.25            21.99
                                                          19.75            21.99
                                                          19.6             21.99
                                                          20.26            21.6
                                                          21.03            21.6
                                                          21.45            21.6
                                                          21.31            21.6
                                                          22               21.6
                                                          21.99            22.1
                                                          22.5             22.1
                                                          22.65            22.1
                                                          22.23            22.1
                                                          21.91            22.1
                                                          21.59            22.03
                                                          21.71            22.03
                                                          21.84            22.03
                                                          21.69            22.03
                                                          21.94            22.03
                                                          21.17            21.97
                                                          20.79            21.97
                                                          21.01            21.97
                                                          21.22            21.97
                                                          21.36            21.77
                                                          21.48            21.77
                                                          21.44            21.77
                                                          21.71            21.77
                                                          22.25            21.77
                                                          22.19            22.19
                                                          22.09            21.99
                                                          22.06            21.99
                                                          22.13            21.99
                                                          22.09            21.99
                                                          21.8             21.57
                                                          21.35            21.57
                                                          20.7             21.57
                                                          20.82            21.57
                                                          20.93            21.57
                                                          20.73            20.8
                                                          20.34            20.8
                                                          19.8             20.8
                                                          20.54            20.8
                                                          20.5             20.8
                                                          20.6             19.83
                                                          20.89            19.83
                                                          20.92            19.83
                                                          21.02            19.83
                                                          20.9             20.54
                                                          20.91            20.54
                                                          20.96            20.57
                                                          21.24            20.57
                                                          22.04            21.04
                                                          21.89            21.13
                                                          22.16            21.13
                                                          22.33            21.13
                                                          22.24            21.13
                                                          21.9             21.13
                                                          22.2             21.33
                                                          21.75            21.33
                                                          21.15            21.33
                                                          21.43            21.33
                                                          21.47            21.33
                                                          21.23            21.18
                                                          21.2             21.18
                                                          21.25            21.18
                                                          21.19            21.18
                                                          21.24            21.18
                                                          21.34            21.36
                                                          21.74            21.36
                                                          21.65            21.36
                                                          21.26            21.36
                                                          21.57            21.6
                                                          22.1             21.54
                                                          22.9             21.54
                                                          22.2             21.54
                                                          21.91            21.54
                                                          22.17            21.54
                                                          22.21            21.96
                                                          22.18            21.96
                                                          22.64            21.96
                                                          22.32            21.96
                                                          22.54            21.96
                                                          22.42            21.9
                                                          22.26            21.9
                                                          22.6             21.9
                                                          22.64            21.9
                                                          22.38            21.9
                                                          22.27            21.88
                                                          22.4             21.88
                                                          22.47            21.88
                                                          22.59            21.88
                                                          22.52            21.73
                                                          22.7             21.9
                                                          22.84            21.9
                                                          22.65            21.9
                                                          22.68            21.9
                                                          23.2             21.99
                                                          23.26            21.99
                                                          22.89            21.99
                                                          22.68            21.99
                                                          22.72            21.99
                                                          22.95            21.61
                                                          23               21.61
                                                          22.61            21.61
                                                          22.26            21.61
                                                          22.15            21.61
                                                          22.5             21.41
                                                          22.35            21.41
                                                          22.02            21.41
                                                          21.5             21.41
                                                          21.42            21.41
                                                          20.93            21.03
                                                          20.64            21.03
                                                          20.67            20.71
                                                          20.26            20.71
                                                          20.6             20.71
                                                          20.6             20.32
                                                          21.1             20.32
                                                          20.32            20.32
                                                          20.51            20.32
                                                          20.73            20.22
                                                          20.07            20.22
                                                          19.71            20.22
                                                          19.14            20.22
                                                          18.88            20.22
                                                          19.25            18.88
                                                          19.58            18.88
                                                          19.95            18.88
                                                          20.43            18.88
                                                          20.32            18.88
                                                          20.3             18.99
                                                          19.85            18.99
                                                          20.42            18.99
                                                          20.15            18.99
                                                          20.79            18.99
                                                          21               19.79
                                                          21.26            19.79
                                                          21               19.79
                                                          20.54            19.79
                                                          20.04            19.79
                                                          20.33            19.14
                                                          20.68            19.14
                                                          20.51            19.14
                                                          20.02            19.14
                                                          19.94            19.14
                                                          19.88            19.44
                                                          19.63            19.44
                                                          20               19.44
                                                          20.96            19.44
                                                          21.35            19.44
                                                          20.81            19.57
                                                          20.62            19.57
                                                          20.7             19.57
                                                          20.71            19.57
                                                          21.35            19.57
                                                          21.41            19.87
                                                          21.14            19.83
                                                          20.89            19.83
                                                          20.83            19.83
                                                          20.52            19.28
                                                          20.24            19.28
                                                          20.01            19.28
                                                          19.76            19.28
                                                          19.8             19.28
                                                          19.65            17.75
                                                          19.6             17.75
                                                          18.67            17.75
                                                          17.54            17.75
                                                          15.9             17.75
                                                          16.07            15.99
                                                          18.12            15.99
                                                          18.03            15.99
                                                          18.01            15.99
                                                          17.86            15.99
                                                          18.25            17.4
                                                          18.05            17.4
                                                          17.28            17.4
                                                          18.53            16.35
                                                          18.5             16.35
                                                          17.5             15.81
                                                          17.85            15.81
                                                          15.2             15.81
                                                          15.11            15.81
                                                          14.89            15.81
                                                          13.27            10.5
                                                          10.83            10.5
                                                          14.45            10.5
                                                          14               10.5
                                                          12.62            10.5
                                                          12.09            12.66
                                                          13.16            12.66
                                                          14.98            12.66
                                                          15.83            12.66
                                                          15               12.66
                                                          15.2             14.33
                                                          16.9             14.33
                                                          15.85            14.33
                                                          16.72            14.33
                                                          16.74            14.33
                                                          16.25            14.84
                                                          16.24            14.9
                                                          15.55            14.9
                                                          15.15            14.9
                                                          14.54            14.9
                                                          14.9             13.82
                                                          14.65            13.82
                                                          14.16            13.82
                                                          14.21            13.82
                                                          12.63            13.82
                                                          13.12            12.61
                                                          12.5             12.61
                                                          12.56            12.61
                                                          12               12.61
                                                          10.95            12.61
                                                          10.15            10.77
                                                          9.5              10.77
                                                          11               10.77
                                                          11.65            10.77
                                                          11.6             11.81
                                                          11.42            12.1
                                                          11.3             12.1
                                                          10.85            12.1
                                                          11.29            12.1
                                                          10.69            11.37
                                                          11.64            11.37
                                                          11.78            11.37
                                                          12               11.37
                                                          12.5             11.37
                                                          12.05            11.84
                                                          11.88            11.84
                                                          13.22            11.84
                                                          13.12            11.84
                                                          12.89            11.84
                                                          12.52            11.4
                                                          13               11.4
                                                          12.6             11.4
                                                          11               11.4
                                                          11.15            10.92
                                                          11.9             10.92
                                                          11.59            10.92
                                                          12.58            10.92
                                                          12.42            11.47
                                                          13.4             11.47
                                                          14.3             11.47
                                                          14.5             11.47
                                                          13.41            11.47
                                                          13.67            13.56
                                                          14.74            13.56
                                                          14.65            13.56
                                                          13.9             13.56
                                                          13.22            13.56
                                                          13.27            11.6
                                                          13.9             11.6
                                                          13.15            11.6
                                                          12.96            11.6
                                                          12.07            11.67
                                                          12.06            11.67
                                                          12.78            11.67
                                                          13.59            11.67
                                                          14.5             11.67
                                                          14.13            12.31
                                                          14.14            12.22
                                                          12.89            12.22
                                                          12.49            12.22
                                                          12.44            12.22
                                                          12.84            12.31
                                                          14.12            12.31
                                                          14.59            12.31
                                                          13.9             12.31
                                                          13.92            12.31
                                                          14.28            12.45
                                                          14.47            12.45
                                                          13.8             12.45
                                                          13.61            12.45
                                                          12.6             11.89
                                                          12.08            11.89
                                                          12.29            11.89
                                                          12.87            11.89
                                                          12.73            11.89
                                                          12.61            11.6
                                                          12.46            11.69
                                                          10.74            11.69
                                                          11.07            11.69
                                                          12.39            11.69
                                                          11.05            10.79
                                                          11.1             10.79
                                                          11.51            10.79
                                                          12.19            10.79
                                                          12.74            10.79
                                                          12.51            11.44
                                                          12.49            11.44
                                                          12.99            11.44
                                                          13.35            11.44
                                                          13.12            11.44
                                                          13.5             11.78
                                                          13.28            11.78
                                                          13.49            11.78
                                                          13.4             11.78
                                                          14.38            11.78
                                                          14.74            11.9
                                                          14.04            11.9
                                                          13.13            11.9
                                                          13.41            11.64
                                                          13.62            11.64
                                                          13.4             11.89
                                                          14.05            11.89
                                                          13.71            11.89
                                                          13.91            11.89
                                                          14.24            11.89
                                                          14.55            12.06
                                                          13.75            12.06
                                                          14.05            12.06
                                                          14.45            12.06
                                                          14.12            11.87
                                                          14               11.87
                                                          13.76            11.87
                                                          13.31            11.87
                                                          13.35            11.87
                                                          13.22            11.94
                                                          13.24            11.94
                                                          13.87            11.94
                                                          13.63            11.94
                                                          13.27            11.94
                                                          12.95            12.3
                                                          13.52            12.3
                                                          13.09            12.3
                                                          13.41            12.3
                                                          13.77            12.3
                                                          13.84            12.51
                                                          13.97            12.51
                                                          13.85            12.51
                                                          14.06            12.51
                                                          13.11            12.51
                                                          13.45            12.4
                                                          13.63            12.4
                                                          13.85            12.4
                                                          13.71            12.4
                                                          13.36            12.4
                                                          13.4             12.68
                                                          14.03            12.68
                                                          14.12            12.68
                                                          14.02            12.68
                                                          14.56            12.93
5/31/09                                                   14.81            13.14

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                  [BAR CHART]

                                                          Apr 06     $    0.3125
                                                          Jul 06          0.3125
                                                          Oct 06          0.3125
                                                          Jan 07          0.3275
                                                          Apr 07          0.3325
                                                          Jul 07          0.35
                                                          Oct 07          0.355
                                                          Jan 08          0.36
                                                          Apr 08          0.365
                                                          Jul 08          0.37
                                                          Oct 08          0.3719
                                                          Jan 09          0.3719
                                                          Apr 09          0.3719
                                                          Jul 09          0.335

10 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

Portfolio of INVESTMENTS | MAY 31, 2009 (unaudited)

  NUMBER
  OF SHARES                                                               VALUE
-------------------------------------------------------------------------------
             MASTER LIMITED PARTNERSHIPS AND MLP
             AFFILIATES - 137.8%
             COAL - 4.4%
    156,800  Alliance Resource Partners L.P.                       $  5,967,808
  1,145,621  Clearwater Natural Resources, L.P.
             (Acquired 08/01/05 and 10/02/06, Cost
             $22,912,423) (a) (b) (c) (d)                                     -
        123  Clearwater GP Holding Co.
             (Acquired 02/29/08, Cost $192,961) (a) (b) (c) (d)               -
    203,350  Natural Resource Partners, L.P.                          4,811,261
-------------------------------------------------------------------------------
                                                                     10,779,069
-------------------------------------------------------------------------------

             CONSUMER DISCRETIONARY - 1.1%
    162,680  StoneMor Partners, L.P.                                  2,661,445
-------------------------------------------------------------------------------

             MIDSTREAM GAS INFRASTRUCTURE - 58.8%
    629,957  Boardwalk Pipeline Partners L.P.                        13,002,312
    750,317  Copano Energy, L.L.C.(e)                                11,862,512
    190,000  Copano Energy, L.L.C., Unregistered Series D Units
             (Acquired 03/14/08, Cost $4,987,500) (a) (b) (c)         2,764,772
    586,915  DCP Midstream Partners, L.P.                            11,292,245
    545,054  El Paso Pipeline Partners, L.P.                         10,465,037
    522,295  Energy Transfer Equity L.P.                             13,725,913
    329,237  Energy Transfer Partners, L.P.(e)                       13,930,017
  1,087,177  Enterprise Products Partners, L.P.                      28,266,602
    110,050  Exterran Partners L.P.                                   1,491,178
    248,301  Hiland Partners, L.P.                                    1,325,927
    352,880  ONEOK Partners L.P.                                     17,075,863
    136,960  Spectra Energy Partners, L.P.                            2,904,922
    285,550  TC Pipelines L.P.                                        9,905,730
    293,745  Western Gas Partners, L.P.                               4,453,174
-------------------------------------------------------------------------------
                                                                    142,466,204
-------------------------------------------------------------------------------

  NUMBER
  OF SHARES                                                               VALUE
-------------------------------------------------------------------------------

             MIDSTREAM OIL INFRASTRUCTURE - 55.3%
    509,052  Enbridge Energy Partners, L.P.(e)                     $ 20,540,248
    260,830  Genesis Energy, L.P.                                     3,393,398
    220,715  Holly Energy Partners, L.P.                              6,643,522
    578,062  Kinder Morgan Management, L.L.C.(c) (f)                 25,949,203
    720,380  Magellan Midstream Holdings L.P.                        15,149,591
    117,794  Magellan Midstream Partners, L.P.(e)                     4,116,900
    232,210  NuStar Energy L.P.                                      12,546,306
    568,906  Plains All American Pipeline, L.P.(e)                   25,191,158
    122,030  Sunoco Logistics Partners L.P.                           6,396,813
    465,645  TEPPCO Partners, L.P.(e)                                13,890,190
-------------------------------------------------------------------------------
                                                                    133,817,329
-------------------------------------------------------------------------------

             OIL AND GAS PRODUCTION - 6.1%
    363,512  Abraxas Petroleum Corp.(c) (e)                             428,944
    534,299  Abraxas Energy Partners, L.P.(Acquired 05/25/07,
             02/20/09 and
             05/28/09, Cost $7,406,661) (a) (b) (c) (f)               3,633,233
    389,212  EV Energy Partner, L.P.                                  8,262,971
    133,346  Pioneer Southwest Energy Partners, L.P.                  2,445,566
-------------------------------------------------------------------------------
                                                                     14,770,714
-------------------------------------------------------------------------------

             PROPANE - 12.1%
    118,915  Global Partners, L.P.                                    1,962,098
    517,600  Inergy Holdings, L.P.                                   19,927,600
    288,931  Inergy, L.P.                                             7,338,847
-------------------------------------------------------------------------------
                                                                     29,228,545
-------------------------------------------------------------------------------

             TOTAL MASTER LIMITED PARTNERSHIPS AND MLP AFFILIATES
             (Cost $298,790,035)                                    333,723,306
-------------------------------------------------------------------------------

             INCENTIVE DISTRIBUTION RIGHTS - 0.0%
         43  Clearwater Natural Resources, L.P.(Acquired
             08/01/05, Cost $0) (a) (b) (c) (d)                               -
-------------------------------------------------------------------------------

             WARRANTS - 0.0%
    114,230  Abraxas Petroleum Corp.(Acquired 05/25/07, Cost
             $0) (a) (b) (c)                                             20,712
      9,499  Clearwater Natural Resouces, L.P.(Acquired
             01/13/09, Cost $0) (a) (b) (c) (d)                               -
-------------------------------------------------------------------------------
                                                                         20,712
-------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
-------------------------------------------------------------------------------

             TERM LOANS - 0.2%
$ 1,237,397  Clearwater Subordinate Note 13.75%, 12/03/09, NR
             (Acquired 07/08/08, 08/06/08, 09/29/08 and
             01/09/09,
             Cost $1,237,397) (a) (b) (c) (d) (f) (g)                   433,089
--------------------------------------------------------------------------------

See notes to financial statements.

                                           Semiannual Report | May 31, 2009 | 11

FMO | Fiduciary/Claymore MLP Opportunity Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER
OF SHARES                                                                 VALUE
--------------------------------------------------------------------------------
             SHORT TERM INVESTMENTS - 3.1%
             MONEY MARKET FUND - 3.1%
  7,520,663  Dreyfus Treasury & Agency Cash Management -
             Investor Shares
             (Cost $7,520,663)                                     $  7,520,663
--------------------------------------------------------------------------------

             TOTAL INVESTMENTS - 141.1%
             (Cost $307,548,095)                                    341,697,770
             Borrowings Outstanding - (38.5% of Net Assets or
             27.3% of
             Total Investments)                                     (93,262,708)
             Liabilities in excess of Other Assets - (2.6%)          (6,278,934)
--------------------------------------------------------------------------------
             NET ASSETS - 100.0%                                   $242,156,128
================================================================================

L.L.C. Limited Liability Company

L.P.  Limited Partnership

MLP   Master Limited Partnership

NR Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's.

(a) Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31,2009,restricted securities aggregate market value amounted to $6,851,806 or 2.8% of net assets.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $6,851,806 which represents 2.8% of net assets.

(c)   Non-income producing security.

(d)   Company has filed for protection in federal bankruptcy court.

(e) All or a portion of these securities have been physically segregated in connection with swap agreements.

(f)   While non-income producing, security makes regular in-kind distributions.

(g)   Floating rate security. The rate shown is as of May 31, 2009.

See notes to financial statements.

12 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of ASSETS AND LIABILITIES | MAY 31, 2009(unaudited)

ASSETS
   Total investments (cost $307,548,095)                           $341,697,770
   Current tax receivable                                               769,591
   Interest receivable                                                       35
   Other assets                                                          38,109
--------------------------------------------------------------------------------
     Total assets                                                   342,505,505
--------------------------------------------------------------------------------

LIABILITIES
   Borrowings                                                        93,262,708
   Net unrealized depreciation on interest rate swaps                 5,580,108
   Net deferred tax liability                                           912,205
   Advisory fee payable                                                 276,605
   Current tax liability                                                255,100
   Interest due on borrowings                                            29,271
   Custodian bank                                                         8,942
   Administration fee payable                                             6,805
   Accrued expenses and other liabilities                                17,633
--------------------------------------------------------------------------------
     Total liabilities                                              100,349,377
--------------------------------------------------------------------------------
NET ASSETS                                                         $242,156,128
================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of
shares authorized, 18,425,753 shares issued and outstanding        $    184,258
Additional paid-in capital                                          247,405,018
Net unrealized appreciation on investments and swaps, net of tax     13,192,116
Accumulated net realized gain on investments and swaps, net of tax    6,595,854
Accumulated net investment loss, net of tax                         (25,221,118)
--------------------------------------------------------------------------------

NET ASSETS                                                         $242,156,128
================================================================================
NET ASSET VALUE
   (based on 18,425,753 common shares outstanding)                 $      13.14
================================================================================

See notes to financial statements.

                                           Semiannual Report | May 31, 2009 | 13

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED MAY 31, 2009(unaudited)

INVESTMENT INCOME
   Distributions from master limited partnerships
      (net of return of capital distributions
      received of $14,261,306 and reclassification
      of prior year income of $899,131)             $    (899,131)
--------------------------------------------------------------------------------
     Total income                                                  $   (899,131)
--------------------------------------------------------------------------------

EXPENSES
   Advisory fee                                         1,473,885
   Professional fees                                      157,163
   Printing expense                                        86,453
   Trustees'fees and expenses                              79,475
   Fund accounting                                         43,595
   Administration fee                                      36,957
   Custodian fee                                           29,406
   Insurance                                               12,902
   NYSE listing fee                                        10,730
   Transfer agent fee                                       9,501
   Miscellaneous                                           14,917
   Interest expense and fees on borrowings              1,515,433
--------------------------------------------------------------------------------
     Total expenses                                                   3,470,417
--------------------------------------------------------------------------------
     NET INVESTMENT LOSS BEFORE TAXES                                (4,369,548)
--------------------------------------------------------------------------------
     Deferred tax benefit                                             1,847,996
--------------------------------------------------------------------------------
     Net investment loss                                             (2,521,552)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS
   Net realized gain/(loss) on investments
     before taxes                                                   (22,955,743)
   Net realized gain/(loss) on swaps                                 (1,458,985)
     Deferred tax benefit                                            10,325,626
--------------------------------------------------------------------------------
     Net realized gain/(loss) on investments                        (14,089,102)
--------------------------------------------------------------------------------
   Net change in unrealized appreciation on
     investments before taxes                                        87,089,680
   Net change in unrealized depreciation on
     swaps before taxes                                              (1,430,373)
     Deferred tax expense                                           (36,227,557)
--------------------------------------------------------------------------------
     Net unrealized appreciation on
       investments and swaps                                         49,431,750
--------------------------------------------------------------------------------
   Net realized and unrealized gain/(loss) on
     investments and swaps                                           35,342,648
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $ 32,821,096
================================================================================

See notes to financial statements.

14 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statements of CHANGES IN NET ASSETS |

                                                         FOR THE
                                                      SIX MONTHS        FOR THE
                                                           ENDED     YEAR ENDED
                                                    MAY 31, 2009       NOVEMBER
                                                     (UNAUDITED)       30, 2008
--------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM
   OPERATIONS
   Net investment loss                             $  (2,521,552) $  (7,642,053)
   Net realized gain/(loss)                          (14,089,102)     3,203,406
   Net change in unrealized
      appreciation/(depreciation)                     49,431,750   (169,693,139)
--------------------------------------------------------------------------------
      Net increase/(decrease) in net assets
         resulting from operations                    32,821,096   (174,131,786)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                 -     (1,486,710)
   Return of capital                                 (13,625,527)   (25,162,072)
--------------------------------------------------------------------------------
                                                     (13,625,527)   (26,648,782)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Reinvestment of dividends                           1,805,822      3,497,034
--------------------------------------------------------------------------------
     Net increase from capital share transactions      1,805,822      3,497,034
--------------------------------------------------------------------------------
     Total increase/(decrease) in net assets          21,001,391   (197,283,534)

NET ASSETS
   Beginning of period                               221,154,737    418,438,271
--------------------------------------------------------------------------------
   End of period (including accumulated net
      investment losses of $25,221,118 and
      $22,699,566, respectively, net of
      deferred tax)                                $ 242,156,128  $ 221,154,737
================================================================================

See notes to financial statements.

                                           Semiannual Report | May 31, 2009 | 15

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of CASH FLOWS | FOR THE SIX MONTHS ENDED MAY 31,2009(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations         $    32,821,096
--------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
TO NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
   Net change in unrealized appreciation on
      investments and swaps                                         (85,659,307)
   Net realized loss on investments before taxes                     22,955,743
   Purchases of long-term investments                              (122,648,496)
   Proceeds from sale of long-term investments                       93,521,928
   Net proceeds of short-term investments                            18,402,249
   Decrease in receivable for investments sold                           84,090
   Decrease in interest receivable                                       60,859
   Increase in other assets                                             (29,454)
   Increase in net deferred tax liability                            24,508,535
   Decrease in current tax receivable/liability net                  (1,974,600)
   Decrease in payable for investments purchased                     (6,261,950)
   Decrease in interest due on borrowings                              (398,491)
   Increase in advisory fee payable                                      11,092
   Increase in administration fee payable                                   266
   Increase in custodian bank                                             8,942
   Decrease in accrued expenses and other liabilities                  (226,163)
   Return of capital distributions received
      from investee companies                                        14,261,306
   Adjustment to prior year estimated return of capital
     distributions received from investee companies                     899,131
--------------------------------------------------------------------------------
     Net Cash Used by Operating Activities                      $    (9,663,224)
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from borrowings                                          21,000,000
   Distributions to Common Shareholders                             (11,819,705)
--------------------------------------------------------------------------------
     Net Cash Provided by Financing Activities                        9,180,295
--------------------------------------------------------------------------------
   Net change in cash                                                  (482,929)
CASH AT BEGINNING OF PERIOD                                             482,929
--------------------------------------------------------------------------------
CASH AT END OF PERIOD                                           $             -
================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID
   DURING THE PERIOD FOR INTEREST                               $     1,913,924
================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: IN KIND
   STOCK DIVIDENDS RECEIVED DURING THE PERIOD                   $     1,144,876
================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: TAXES
   PAID DURING THE PERIOD                                       $     1,520,000
================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: DIVIDEND
   REINVESTMENT                                                 $     1,805,822
================================================================================

See notes to financial statements.

16 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

Financial HIGHLIGHTS |

                                                    FOR THE                                                  FOR THE PERIOD
                                                        SIX         FOR THE         FOR THE        FOR THE     DECEMBER 28,
PER SHARE OPERATING PERFORMANCE                MONTHS ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED    2004* THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE         MAY 31, 2009    NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,     NOVEMBER 30,
PERIOD                                          (UNAUDITED)            2008            2007           2006            2005
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $        12.09   $       23.11   $       22.49   $      19.78   $        19.10(b)
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS

   Net investment loss (a) (g)                        (0.24)          (0.70)          (0.67)         (0.33)           (0.26)
   Net realized and unrealized gain/loss (g)           2.03           (8.85)           2.66           4.29             1.92
---------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                  1.79           (9.55)           1.99           3.96             1.66
---------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED
TO PAID-IN CAPITAL                                        -               -               -              -            (0.04)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment                   -           (0.08)              -              -                -
     income
   Return of capital                                  (0.74)          (1.39)          (1.37)         (1.25)           (0.94)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $        13.14   $       12.09   $       23.11    $     22.49   $        19.78
===========================================================================================================================
MARKET VALUE, END OF PERIOD                  $        14.81   $       11.42   $       22.66    $     21.87   $        17.99
===========================================================================================================================
TOTAL INVESTMENT RETURN (C)
   Net asset value                                    15.38%         -43.55%           8.53%         20.70%            8.38%
   Market value                                       37.29%         -45.67%           9.70%         29.68%           -5.81%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)        $      242,156   $     221,155   $     418,438    $   406,295   $      357,441
Ratios to Average Net Assets applicable
   to Common Shares:(d)
   Total expenses, excluding interest                  1.80%           1.79%           1.62%          1.69%            1.48%
     expense and tax expense/benefit
   Total expenses, including interest                 25.28%        (28.34)%           9.40%         16.89%            8.41%
     expense and tax expense/benefit
   Interest expense                                    1.39%           1.83%           2.13%          2.17%            1.02%
   Current and deferred tax
     expense/(benefit)                                22.09%        (31.96)%           5.65%         13.03%            5.91%
   Net investment income/(loss), including
     interest expense and tax                        (26.11)%         28.42%          (8.40)%       (14.66)%          (7.30)%
     expense/benefit
   Net investment income/(loss), excluding
     interest expense and tax                         (2.63)%         (1.71)%         (0.62)%         0.55%           (0.37)%
     expense/benefit
Ratios to Average Managed Assets:(d)(e)
   Total expenses,excluding interest
     expense and tax expense/benefit                   1.33%           1.23%           1.18%          1.20%            1.19%
   Total expenses,including interest
     expense and tax expense/benefit                  18.68%         (19.54)%          6.86%         12.03%            6.77%
   Interest expense                                    1.03%           1.26%           1.56%          1.55%            0.82%
   Current and deferred tax
     expense/(benefit)                                16.32%         (22.03)%          4.12%          9.28%            4.76%
   Net investment income/(loss),including
     interest expense and tax
     expense/benefit                                 (19.29)%         19.59%          (6.13)%       (10.44)%          (5.88)%
   Net investment income/(loss),excluding
     interest expense and tax                         (1.94)%         (1.18)%         (0.45)%         0.39%           (0.30)%
     expense/benefit
Portfolio Turnover Rate                                  33%             22%             11%            21%              41%
Senior Indebtedness
   Total borrowings outstanding
      (in thousands)                         $       93,263   $      72,263   $     175,000    $   150,000   $      150,000
   Asset coverage per $1,000 of
     indebtedness(f)                         $        3,596   $       4,060   $       3,391    $     3,709   $        3,383

*     Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b)   Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e)   Managed assets are equal to net assets plus outstanding leverage.

(f) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

(g) The character of dividends received for each period are based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

See notes to financial statements.

                                           Semiannual Report | May 31, 2009 | 17

FMO | Fiduciary/Claymore MLP Opportunity Fund

Notes to FINANCIAL STATEMENTS | MAY 31,2009 (unaudited)

Note 1 - ORGANIZATION:

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on October 4, 2004.The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securi-ties. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Note 2 -ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value"is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to:(i) the type of security,(ii) the initial cost of the security,(iii) the existence of any contractual restrictions on the security's disposition,(iv) the price and extent of public trading in similar securities of the issuer or of comparable companies,(v) quotations or evaluated prices from broker-dealers and/or pricing services,(vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities),(vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No.157,"Fair Valuation Measurements"("FAS 157").This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measure-ments. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of May 31, 2009 were as follows:

DESCRIPTION                         SECURITIES       DERIVATIVES          TOTAL
--------------------------------------------------------------------------------
(value in $000s)
ASSETS
Level 1                          $     334,846   $             -   $    334,846
Level 2                                  2,765                 -          2,765
Level 3                                  4,087                 -          4,087
--------------------------------------------------------------------------------
Total                            $     341,698   $             -   $    341,698
================================================================================
LIABILITIES
Level 1                          $           -   $             -   $          -
Level 2                                      -             5,580          5,580
Level 3                                      -                 -              -
--------------------------------------------------------------------------------
Total                            $           -   $         5,580   $      5,580
================================================================================
LEVEL 3 HOLDINGS                    SECURITIES       DERIVATIVES          TOTAL
================================================================================
Beginning Balance at 11/30/08    $      21,577   $             -   $     21,577
Total Realized Gain/Loss                     -                 -              -
Change in Unrealized Gain/Loss         (17,605)                -        (17,605)
Net Purchases and Sales                    115                 -            115
Net Transfers In/Out                         -                 -              -
--------------------------------------------------------------------------------
Ending Balance at 5/31/09        $       4,087   $             -   $      4,087
================================================================================

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations. Net unrealized gains/losses relate to those investments held by the Fund at May 31, 2009.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the six months ended May 31, 2009, the Fund estimated 100% of its distributions from MLPs as return of capital, which is reflected in the Statement of Operations.

Subsequent to November 30, 2008, the Fund reclassified the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment

18 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

income of $899,131 ($541,771 net of deferred tax benefit), an increase in realized gain on investments of $932,799 ($562,058 net of deferred tax benefit) and a decrease in unrealized appreciation on investments of $33,668 ($20,287 net of deferred tax benefit). The reclassification is reflected in the period ended May 31, 2009.

(C) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2010.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Fiduciary Asset Management, LLC (the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                                              RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 - FEDERAL INCOME TAXES:

The Fund is treated as a regular corporation, or "C"corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%).In addition, as a regular corporation, the Fund is subject to various state and Canadian income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund's regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2009 is as follows:

      COST OF                                      NET TAX         NET TAX
  INVESTMENTS     GROSS TAX      GROSS TAX      UNREALIZED      UNREALIZED
      FOR TAX    UNREALIZED     UNREALIZED    APPRECIATION    DEPRECIATION
     PURPOSES  APPRECIATION   DEPRECIATION  ON INVESTMENTS  ON DERIVATIVES
---------------------------------------------------------------------------
$ 285,214,185  $ 86,130,600  $ (29,647,015) $   56,483,585  $   (5,580,108)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes ("SFAS"No.109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund's income tax provision consists of the following:

Deferred federal income taxes expense                                 19,385,814
Deferred state income taxes expense                                    4,668,121
--------------------------------------------------------------------------------
Total deferred tax expense                                        $   24,053,935
--------------------------------------------------------------------------------

                                           Semiannual Report | May 31, 2009 | 19

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

                                                                           RATE
--------------------------------------------------------------------------------
Application of statutory income tax rate          $    19,906,262         35.00%
State income taxes                                      4,147,673          7.29%
--------------------------------------------------------------------------------
Total                                             $    24,053,935         42.29%
--------------------------------------------------------------------------------

Components of the Fund's net deferred tax liability as of May 31, 2009 are as follows:

DEFERRED TAX ASSETS:
Net operating loss carryforward                               $      23,146,020
Valuation allowance                                                  (3,408,882)
--------------------------------------------------------------------------------
Deferred tax asset                                            $      19,737,138
--------------------------------------------------------------------------------

DEFERRED TAX LIABILITIES:
Unrealized gain on investments and swaps                      $     (20,649,343)
--------------------------------------------------------------------------------
Net deferred tax liability                                    $        (912,205)
--------------------------------------------------------------------------------

At November 30, 2008, the Fund had a remaining net operating loss carryforward of $25,269,665.The net operating loss carryforward is set to expire as follows:$14,935,679 in 2026 and $10,333,986 in 2027.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. The Fund's analysis of the need for a valuation allowance considered that it had incurred a cumulative loss over the three tax-year period ended November 30,2008. Substantially all of the Fund's net pre-tax losses related to unrealized depreciation of investments occurred during the fiscal fourth quarter of 2008 as a result of the unprecedented decline in the overall financial,commodity and MLP markets. The Fund recognized significant appreciation of investments during the six month period ended May 31,2009.

When assessing the recoverability of any deferred tax asset, significant weight was given to the Fund's forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration was also given to the effects of potential of additional future realized and unrealized losses on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from eighteen to nineteen years. Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Based on the Fund's assessment, it has determined that it is more likely than not that any deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for any deferred tax asset from a federal income tax perspective. As of May 31, 2009, November 30, 2008 and November 30, 2007, a valuation allowance for state income tax purposes of $415,930, $652,188 and $1,665,241, respectively, was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of its portfolio of investments may change the Fund's assessment regarding the recoverability of its deferred tax asset and would likely result in a valuation allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

On July 13, 2006, the FASB released FASB Interpretation No.48,"Accounting for Uncertainty in Income Taxes"("FIN 48").FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not"of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

Tax years for 2005,2006,2007 and 2008 are still subject to examination by major jurisdictions.

Note 5 - INVESTMENTS IN SECURITIES:

For the six months ended May 31, 2009, purchases and sales of investments, excluding short-term securities, were $122,648,496 and $93,521,928, respectively.

Note 6 - DERIVATIVES:

In March 2008, the FASB issued SFAS No.161,"Disclosures about Derivative Instruments and Hedging Activities. "This standard amends and expands the disclosure requirements of SFAS No.133,"Accounting for Derivative Instruments and Hedging Activities" and is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand:a) how and why a fund uses derivative instruments; b) how derivatives instruments and related hedge fund items are accounted for; and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments

20 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

The Fund had interest rate swap agreements outstanding during the six months ended May 31, 2009 in order to hedge its exposure to short-term rates paid on its credit facility. As of May 31, 2009, the Fund had swaps with a total notional value of $120,000,000 outstand-ing. Details of the swap agreements outstanding as of May 31, 2009 were as follows:

                               NOTIONAL                              UNREALIZED
                  TERMINATION    AMOUNT  FIXED                    APPRECIATION/
COUNTERPARTY             DATE    ($000S)  RATE   FLOATING RATE   (DEPRECIATION)
--------------------------------------------------------------------------------
Merrill Lynch      01/30/2011  $ 30,000   3.05%  1-Month LIBOR  $    (1,333,195)
Merrill Lynch      01/30/2013  $ 30,000   3.49%  1-Month LIBOR       (1,803,980)
Morgan Stanley     02/07/2011  $ 30,000   2.92%  1-Month LIBOR       (1,232,661)
Morgan Stanley     03/19/2013  $ 30,000   3.13%  1-Month LIBOR       (1,210,272)
--------------------------------------------------------------------------------
                                                                $    (5,580,108)
--------------------------------------------------------------------------------

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

STATEMENT OF ASSET & LIABILITY PRESENTATION OF FAIR VALUES OF DERIVATIVE
INSTRUMENTS:
================================================================================
(amount in thousands)

                            ASSET                            LIABILITY
AS OF MAY 31, 2009       DERIVATIVES                        DERIVATIVES
-------------------   ----------------------   ---------------------------------
Derivatives not
accounted for as      Balance                        Balance
hedging instruments    Sheet            Fair          Sheet                Fair
under Statement 133   Location         Value        Location              Value
--------------------------------------------------------------------------------
Interest Rate Swaps     N/A        $      -      Net unrealized
                                                 depreciation on
                                               interest rate swaps   $    5,580
================================================================================

EFFECT OF DERIVATIVE INSTRUMENTS BEFORE TAXES ON THE STATEMENT OF OPERATIONS FOR THE PERIOD ENDED MAY 31, 2009:
--------------------------------------------------------------------------------
(amount in thousands)

           AMOUNT OF REALIZED GAIN/(LOSS) ON DERIVATIVES BEFORE TAXES
================================================================================
Derivatives not accounted for as hedging
instruments under Statement 133                                           Swaps
Interest Rate Swaps                                                  $   (1,459)
================================================================================

          CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES BEFORE TAXES
================================================================================
Derivatives not accounted for as hedging
instruments under Statement 133                                           Swaps
Interest Rate Swaps                                                  $   (1,430)
================================================================================

Note 7 - BORROWINGS:

On September 30, 2008, the Fund entered into a $155,000,000 credit facility agreement. The Fund incurred an issuance cost of 0.25% on the credit facility. Interest on the amount borrowed is based on the 3-month LIBOR plus 1.50%.An unused fee of 1.15% is charged on the difference between the $155,000,000 credit facility and the amount borrowed. At May 31, 2009 there was $93,262,708 outstanding in connection with the Fund's credit facility. The average daily amount of borrowings on the credit facility during the six months ended May 31, 2009 was $77,257,213 with a related weighted average interest rate of 3.93%, inclusive of the program fees. The maximum amount outstanding during the six months ended May 31, 2009, was $93,262,708.

Note 8 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 18,425,753 issued and outstanding.

Transactions in common shares were as follows:

                                            SIX MONTHS ENDED          YEAR ENDED
                                                MAY 31, 2009   NOVEMBER 30, 2008
--------------------------------------------------------------------------------
Beginning shares                                  18,285,742          18,105,218
Shares issued through dividend
reinvestment                                         140,011             180,524
--------------------------------------------------------------------------------
Ending shares                                     18,425,753          18,285,742
--------------------------------------------------------------------------------

Note 9 - CONCENTRATION OF RISK:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

                                           Semiannual Report | May 31, 2009 | 21

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Note 10 - RESTRICTED SECURITIES:

The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund's Board of Trustees. As of May 31, 2009, the Fund held the following restricted securities:

                                                                                           PRICE AT
                                                                            FAIR        ACQUISITION
                                   DATE OF    SHARES/       CURRENT       MARKET               DATE   05/31/2009
SECURITY                       ACQUISITION        PAR          COST        VALUE  (UNRESTRICTED)***        PRICE
----------------------------------------------------------------------------------------------------------------
Abraxas Energy Partners,L.P.    05/25/2007    525,211  $  7,406,661  $ 3,571,435  $           16.66  $      6.80
Abraxas Energy Partners,L.P.    02/20/2009      4,540  $          -  $    30,872  $            9.50  $      6.80
Abraxas Energy Partners,L.P.    05/28/2009      4,548  $          -  $    30,926  $            6.80  $      6.80
Abraxas Petroleum Corp.*        05/25/2007    114,230  $          -  $    20,712  $               -  $    0.1813
Clearwater GP Holding Co.       02/29/2008        123  $    192,961  $         -  $        1,252.03  $         -
Clearwater Natural              01/13/2009      9,499  $          -  $         -  $               -  $         -
Resources,L.P.*
Clearwater Natural              08/01/2005         43  $          -  $         -  $               -  $         -
Resources,L.P.**
Clearwater Natural              08/01/2005    892,857  $ 17,857,143  $         -  $               -  $         -
Resources,L.P.
Clearwater Natural              10/02/2006  $ 252,764  $  5,055,280  $         -  $               -  $         -
Resources,L.P.
Clearwater Subordinate Note     07/08/2008  $ 212,000  $    212,000  $    74,200  $          100.00  $     35.00
Clearwater Subordinate Note     08/06/2008  $ 212,000  $    212,000  $    74,200  $          100.00  $     35.00
Clearwater Subordinate Note     09/29/2008  $ 759,880  $    759,880  $   265,958  $          100.00  $     35.00
Clearwater Subordinate Note     01/09/2009  $  53,517  $     53,517  $    18,731  $           35.00  $     35.00
Copano Energy,L.L.C.,
Unregistered Series D Units     03/14/2008    190,000  $  4,987,500  $ 2,764,772  $           34.05  $     14.55
                                                       -------------------------
Total                                                  $ 36,736,942  $ 6,851,806
                                                       -------------------------

*Warrants
**Incentive Distribution Rights
***Valuation of unrestricted common stock on the acquisition date of the restricted shares

Note 11 - ACCOUNTING PRONOUNCEMENTS:

In April 2009, the FASB issued FSP FAS 157-4,"Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly"(FSP 157-4).FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. In addition, FSP 157-4 requires disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.The adoption of FSP 157-4 is not expected to have a significant impact on these financial statements.

Note 12 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 13 - SUBSEQUENT EVENT:

Subsequent to May 31, 2009, the Fund declared a quarterly dividend of $0.335 per share. This dividend is payable on July 31, 2009 to shareholders of record on July 15, 2009.

On July 17, 2009, Claymore Group Inc., the parent of the adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (the latter two entities are wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC) whereby GuggClay Acquisition, Inc., will merge into Claymore Group, Inc., which will be the surviving entity. The parties intend that the completed merger will result in a change - of - control whereby Claymore Group Inc. and its subsidiaries will become indirect, wholly-owned subsidiaries of Guggenheim.

22 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION

In January 2010, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

TRUSTEES

The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS IN
NAME, ADDRESS*, YEAR OF  TERM OF OFFICE** PRINCIPAL OCCUPATIONS DURING                FUND COMPLEX***
BIRTH AND POSITION(S)    AND LENGTH OF    THE PAST FIVE YEARS AND                     OVERSEEN BY      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED      OTHER AFFILIATIONS                          TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
Randall C.Barnes         Since 2004       Private Investor                            43               None
Year of birth:1951                        (2001-present). Formerly, Senior
Trustee                                   Vice President & Treasurer
                                          PepsiCo, Inc.(1993-1997), President, Pizza
                                          Hut International (1991-1993) and Senior
                                          Vice President, Strategic Planning and New
                                          Business Development (1987-1990) of
                                          PepsiCo, Inc.(1987-1997).
-----------------------------------------------------------------------------------------------------------------------------------
Howard H.Kaplan          Since 2004       Partner of Stinson Morrison Hecker          1                None
Year of birth:1969                        LLP, a law firm providing legal
Trustee                                   advice in business law and
                                          litigation matters
                                          (2007-present).Formerly, principal
                                          of Blumenfeld, Kaplan & Sandweiss
                                          P.C., a law firm providing legal
                                          advice in business law and
                                          litigation (1994-2007).
-----------------------------------------------------------------------------------------------------------------------------------
Robert B.Karn III        Since 2004       Consultant                                  1                Director of Peabody Energy
Year of birth:1942                        (1998-present).Previously,                                   Company, GP Natural Resource
Trustee                                   Managing Partner, Financial and                              Partners LLC and Kennedy
                                          Economic Consulting, St.Louis                                Capital Management, Inc.
                                          office of Arthur Andersen, LLP.
-----------------------------------------------------------------------------------------------------------------------------------
Ronald A.Nyberg          Since 2004       Partner of Nyberg & Cassioppi,              46               None
Year of birth:1953                        LLC, a law firm specializing in
Trustee                                   corporate law, estate planning and
                                          business transactions
                                          (2000-present).Formerly, Executive
                                          Vice President, General Counsel
                                          and Corporate Secretary of Van
                                          Kampen Investments (1982-1999).

-----------------------------------------------------------------------------------------------------------------------------------
John M.Roeder            Since 2005       Financial consultant                        1                Director, LMI Aerospace.
Year of birth:1943                        (1999-present). Formerly, Director
Trustee                                   in Residence at The Institute for
                                          Excellence in Corporate Governance of the
                                          University of Texas at Dallas School of
                                          Management (2005-2007). Office Managing
                                          Partner, Arthur Andersen, LLP (1966-1999).

-----------------------------------------------------------------------------------------------------------------------------------
Ronald E.Toupin, Jr.     2004-2009        Retired. Formerly,Vice President,           43               None
Year of Birth:1958                        Manager and Portfolio Manager of
Trustee                                   Nuveen Asset Management
                                          (1998-1999),Vice President of Nuveen
                                          Investment Advisory Corp.(1992-1999),Vice
                                          President and Manager of Nuveen Unit
                                          Investment Trusts (1991-1999), and
                                          Assistant Vice President and Portfolio
                                          Manager of Nuveen Unit Investment Trusts
                                          (1988-1999), each of John Nuveen & Co.,
                                          Inc.(1982-1999).

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
===================================================================================================================================
Nicholas Dalmaso+        2004-2009        Attorney. Formerly, Senior Managing          45               None
Year of birth:1965                        Director and Chief Administrative
                                          Officer (2007-2008) and General Counsel
                                          (2001-2007) of Claymore Advisors, LLC and
                                          Claymore Securities, Inc. Formerly,
                                          Assistant General Counsel, John Nuveen and
                                          Company, Inc.(1999-2000).Former Vice
                                          President and Associate General Counsel of
                                          Van Kampen Investments, Inc.(1992-1999).
-----------------------------------------------------------------------------------------------------------------------------------
Joseph E. Gallagher,     Since 2004       Executive Managing Director and             1                Member of the Board of
Jr.++                                     Chief Operating Officer of                                   Directors
8235 Forsyth Boulevard                    Fiduciary Asset Management, LLC                              for the Rossman School.
Suite 700                                 (1994-present). Member of the
St.Louis, MO 63105                        St.Louis Chapter of the National
Year of birth:1956                        Association for Business Economics.
Trustee
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted:2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      -Messrs. Barnes and Gallagher, as Class I trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

      -Messrs. Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

      -Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

      Mr. Dalmaso served as a Class I Trustee of the Fund. Mr. Dalmaso did not stand for re-election at the Fund's annual meeting of shareholders on July 21, 2009 (the "Annual Meeting"). Based on a recommendation from the Nominating and Governance Committee of the Board and pursuant to authority granted to it under the Fund's Agreement and Declaration of Trust, the Board decided to reduce its size from eight to seven Trustees upon the expiration of the current term of Mr. Dalmaso at the Annual Meeting. In connection with the reduction in the size of the Board, Mr. Gallagher was reclassified by the Board as a Class I Trustee of the Fund. The reclassification of Mr. Gallagher as a Class I Trustee ensures that each class of Trustees includes at least two Trustees and the classification of the Board complies with applicable NYSE requirements.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, the Fund's Investment Adviser and certain of its affiliates.

++ Mr. Gallagher is an "interested person"(as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund's Sub-Adviser.

                                           Semiannual Report | May 31, 2009 | 23

FMO | Fiduciary/Claymore MLP Opportunity Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS

The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

NAME, ADDRESS*, YEAR
OF BIRTH AND POSITION(S)    TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
HELD WITH REGISTRANT        LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell           Since 2008              Senior Managing Director and Chief Investment Officer of Claymore
Year of birth:1955                                  Advisors, LLC and Claymore Securities, Inc.(2008-present). Formerly,
Chief Executive Officer                             Managing Director of Research, Nuveen Asset Management (2000-2007).
-------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson           Since 2008              Senior Managing Director and General Counsel of Claymore Advisors,
Year of birth:1959                                  LLC, Claymore Securities, Inc. and Claymore Group,
Chief Legal Officer                                 Inc.(2007-present). Formerly, Associate General Counsel and Assistant
                                                    Corporate Secretary of NYSE Euronext, Inc.(2000-2007).
-------------------------------------------------------------------------------------------------------------------------
Steven M.Hill               Since 2004              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth:1964                                  Securities, Inc.(2005-present). Previously,Chief Financial Officer of
Chief Financial Officer,                            Claymore Group Inc.(2005-2006). Managing Director of Claymore
Chief Accounting Officer                            Advisors, LLC and Claymore Securities, Inc.(2003-2005). Treasurer of
and Treasurer                                       Henderson Global Funds and Operations Manager for Henderson Global
                                                    Investors (North America) Inc.,(2002-2003); Managing Director,
                                                    FrontPoint Partners LLC (2001-2002); Vice President, Nuveen
                                                    Investments (1999-2001); Chief Financial Officer, Skyline Asset
                                                    Management LP, (1999);Vice President, Van Kampen Investments and
                                                    Assistant Treasurer, Van Kampen mutual funds (1989-1999).
-------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                 Since 2006              Vice President - Fund Compliance Officer of Claymore Advisors, LLC
Year of birth:1957                                  (2006-present). Previously, Chief Compliance Officer/Assistant
Chief Compliance Officer                            Secretary of Harris Investment Management,
                                                    Inc.(2003-2006). Director-Compliance of Harrisdirect LLC (1993-2003).

-------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen           Since 2007              Vice President, Assistant General Counsel of Claymore Group Inc.(2007
Year of Birth:1978                                  to present). Secretary of certain funds in the Fund
Secretary                                           Complex. Previously, Law Clerk for the Idaho State Courts (2003-2007).
-------------------------------------------------------------------------------------------------------------------------
Charles D. Walbrandt        Since 2008              Founding Principal, Chief Executive Officer & Chief Investment
Year of birth:1938                                  Officer of Fiduciary Asset Management, LLC (1994-present).
Vice President
-------------------------------------------------------------------------------------------------------------------------
James Cunnane, Jr.          Since 2007              Managing Director, Senior Portfolio Manager of Fiduciary Asset
Year of birth:1970                                  Management, LLC (1996-present).
Vice President
-------------------------------------------------------------------------------------------------------------------------

* Address for all Officers:2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

24 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants'accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere.If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders'accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number:(866) 488-3559.

                                           Semiannual Report | May 31, 2009 | 25

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes
Joseph E. Gallagher, Jr.*
Howard H. Kaplan
Robert B. Karn III
Ronald A. Nyberg
John M. Roeder
Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer of Fiduciary Asset Management, LLC, the Fund's Investment Sub-Adviser

OFFICERS
J.Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Mark E. Mathiasen
Secretary

Charles D.Walbrandt
Vice President

James Cunnane, Jr.
Vice President

INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Fiduciary Asset Management, LLC
St. Louis, Missouri


ACCOUNTING AGENT, CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND?

o     If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian and Transfer Agent:

      The Bank of New York Mellon, 101 Barclay 11E New York, New York 10286;
      (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In August 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

26 | Semiannual Report | May 31, 2009

FMO | Fiduciary/Claymore MLP Opportunity Fund

About the FUND MANAGER |

FIDUCIARY ASSET MANAGEMENT, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $12.4 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.

INVESTMENT PHILOSOPHY

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

INVESTMENT PROCESS

The manager seeks to achieve the Fund's investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary's top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company's proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

                                           Semiannual Report | May 31, 2009 | 27

FIDUCIARY ASSET MANAGEMENT, LLC  CLAYMORE SECURITIES, INC.          FMO
8235 Forsyth Boulevard           2455 Corporate West Drive          LISTED
Suite 700                        Lisle, IL 60532                    NYSE
St. Louis, MO 63105              Member FINRA/SIPC (07/09)          FMO-SAR-0509

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a)  Not applicable for a semi-annual reporting period.

     (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this
          Item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    August 5, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    August 5, 2009

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    August 5, 2009